UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 16, 2012

CH ENERGY GROUP, INC.
(Exact name of registrant as specified in charter)

New York	0-30512	14-1804460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

284 South Avenue
Poughkeepsie, New York 12601-4839
(Address of principal executive offices) (Zip Code)

(845) 452-2000
(Registrant's telephone number, including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On February 16, 2012, Registrant issued its 2011 annual and fourth quarter earnings, as described in the Press Release of Registrant furnished herewith as Exhibit 99, and is incorporated herein by reference.

The information is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01    Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Exhibit Description

99	Press Release of CH Energy Group, Inc., issued February 16, 2012, relating to its 2011 annual and fourth quarter earnings

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CH ENERGY GROUP, INC.

	By:	/s/ Kimberly J. Wright
Kimberly J. Wright
Vice President – Accounting and Controller

Date: February 16, 2012

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99	Press Release of CH Energy Group, Inc., issued February 16, 2012, relating to its 2011 annual and fourth quarter earnings